DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure for me to introduce the new manager of Dreyfus Balanced Fund, Douglas D. Ramos, who took over the Fund's management in July. As he explains in the following letter, Doug brings a new viewpoint to carrying out his responsibilities for managing this Fund on your behalf.
    Before coming to Dreyfus, Doug served twelve years at Loomis, Sayles & Co. in Pasadena, CA. where he managed $1.9 billion in equity assets including the equity portion of balanced funds, and set allocation policy for one of their major funds. Earlier Doug was a portfolio manager and analyst at Lloyd's Bank. He began his career with Manufacturers Hanover Trust as an analyst, after graduating from the University of Rhode Island. He is a Chartered Financial Analyst (CFA) and a Chartered Investment Counselor (CIC).
    At Dreyfus, Doug Ramos has been named a senior vice president, senior equity portfolio manager and head of Growth and Income equities.
    We have great confidence in Doug's ability to enhance value for shareholders of the Dreyfus Balanced Fund.

                              Sincerely,

                          {Stephen E Canter Signature Logo}

                              Stephen E. Canter
                              Chief Investment Officer


DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    In this, my first letter to you as portfolio manager of the Dreyfus Balanced Fund, Inc., I am pleased to provide you with this annual report for the year ended August 31, 1997. Over this period, your Fund produced a total return of 28.06%.* As you know, the Fund holds both equities and fixed income securities. A customized blended index combining common stocks, bonds and U.S. Treasury Bills produced a total return of 24.84% for the same period.** The total return on the Standard & Poor's 500 Composite Stock Price Index, made up entirely of equities, was 40.62% over the same period.***
NEW EQUITY PROCESS
    Focusing primarily on stocks with a market capitalization of $1 billion and greater, the equity investment philosophy is based on the premise that stock selection in the low P/E spectrum of the market produces superior investment results relative to broad market indices on a long-term basis. In addition, returns are enhanced by sound fundamental research allowing judgments as to which low P/E stocks have the greatest potential for appreciation based on improving earnings and business conditions.
    With respect to the Fund's equity holdings, the portfolio objective is to maintain a fully invested, broadly diversified portfolio of common stocks with price-earnings ratios less than the market, long-term projected earnings growth greater than the market, and other financial characteristics that are attractive relative to the market. The market is defined as the Standard & Poor's 500 Stock Index.
PRIMARY STOCK SELECTION CRITERIA
    To be eligible for purchase:
      * The P/E ratio of the company's stock must be less than the P/E ratio of the market, based on projected earnings.
      * The long-term projected earnings growth for the company will, usually, be greater than the market.
SECONDARY STOCK SELECTION CRITERIA
    In addition to the primary selection criteria mentioned above, prime purchase candidates will also have the following characteristics:
      *  Higher returns on shareholders' equity
      *  Lower dividend payout ratios
      *  Higher projected dividend growth rates
      *  Higher projected total rates of return
SELL CRITERIA
    A stock is sold when:
      * It hits a previously established sell target based on its relative price/earnings ratio.
      *  The company's fundamental investment thesis is no longer valid.
      * A stock with more attractive characteristics and greater potential is identified.
      * An individual stock's portfolio weight reaches or exceeds 3%. It is then trimmed back to 2%.
PORTFOLIO CONSTRUCTION
    Using a bottom-up stock selection process based on the above stock selection criteria, a 45-50 stock portfolio is initially constructed, with industry exposure limited to 10% of the portfolio. Quantitative tools are used to determine each stock's contribution to portfolio return/alpha, and marginal and overall active risk.

ECONOMIC REVIEW
    The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the up side. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the "Fed") has kept policy rates unchanged since March.
    Real GDP grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low inflation environment, has translated into strong real purchasing power. The strength in demand has begun to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
    The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force. Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
    Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
    Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed policy rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise. MARKET OVERVIEW
    After acting like a high-speed elevator for most of the past 12 months, the stock markets performed more like a roller coaster as the fiscal year drew to a close on August 31.
    After a brief sinking spell in March, caused by higher interest rates, the equity markets climbed to one record after another until stopped by another retreat in August. The Dow Jones Industrial Average, which started the 12-month period at 5616.21, ended it at 7622.42, a gain of 2006.21 points. However, along the way, the 30 Dow Industrials broke through three thousand-point milestones, reaching a high of 8259.31 in early August. In spite of the drop in the last three weeks of August, the DJIA registered a gain of 35.72% (excluding income) for the year ended August 31.
    Again with income excluded, the broader Standard & Poor's 500 Composite Stock Price Index gained 37.96% for the 12 months even after dropping 60.85 points from its high, and the Nasdaq Composite showed a year's gain of 39.06% even though it stood 43.12 points below the year's high at the end of August.

    While the market was rising, investors appeared to favor the larger capitalized stocks, which enjoyed the sharpest rise, and subsequently gave up the most in prices. The smallest stocks, as measured by the Russell 2000 small cap index, finished August at their high for the year.
    Interest rates, and the anticipation of where they might go in the future, were the dominant influences on the market. The rising elevator effect came to a halt in March when investors were shaken by the Federal Reserve's action raising interest rates by a quarter point, the first such action in two years. Once that had been absorbed, however, the market resumed its upward ride until fears of higher interest rates and their companion, higher inflation, took hold again in August.
    The August decline was prompted by several factors, including the Teamsters strike against United Parcel Service, resulting in a settlement considered favorable to the labor union. This revived all the dormant fears that national wage levels might rise, thus reviving inflation, and giving the Fed reason to step on the monetary brakes once again.
    Yet the economic environment for the equity market remained favorable. Many commentators used the phrase "Goldilocks economy" - not too hot and not too cold - to describe the economy's performance.
    Stock price volatility, much of it on the down side, took over especially in the last three weeks of August. From the start of the calendar year through the end of August, 30% of stock trading sessions ended with the Dow rising or falling 1% or more. Much to the relief of investors, the volatility on September 2, the day after Labor Day, was all on the up side with the Dow rising 3.38% for the day, the S&P 500 up 3.13%, the Nasdaq Composite up 1.94% and the Russell 2000 gaining 1.09%.
    Some of the August selling, no doubt, was prompted by the reduction in the capital gains tax for securities held more than 18 months. How long that will continue to impact the market is an open question.
    Until now, the porridge on which the equity markets have been feeding has been not too hot and not too cold. At these levels, of course, any unexpected development can bring sharp reactions, particularly in view of the market's spectacular gains since August 1996. Looking ahead, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.
ASSET ALLOCATION
    The Fund generally maintained an equity allocation close to the top of the permitted asset range during the entire period. We believe that the investment environment for the stock market remained positive, and wanted to maximize the Fund's participation. This strategy in asset allocation generally added to performance results.
    Bonds composed the vast remainder of the Fund's assets during the period, while cash equivalents were kept to a minimum. Cash equivalents provided a low yield, and we were generally positive toward the bond markets during this period. This strategy also benefited performance.
EQUITY HOLDINGS
    Results of equity investment during the year were positively impacted by two primary factors - financial sector holdings and issue selection. The greatest impact came from holdings in the financial sector with outstanding returns generated by Ahmanson (HF), Great Western Financial, Chelsea GCA Realty, and Equitable Cos. The other factor was issue selection. EMC, Cooper Cameron, Tosco, and Corning are representative holdings that added to performance during the year. On the other side of the ledger, issue selection was a dual edged sword both helping and hurting performance during the year. Stocks that hindered results included Novell, Fruit of the Loom Cl.A., Titan Exploration, Read-Rite, and Officemax.
    In the current equity environment, issue selection should be the key factor determining investment success. We continue to find stocks with good long-term earnings growth potential that are attractively priced relative to the broad market average.
FIXED-INCOME HOLDINGS
    We have maintained a flexible duration posture in structuring the fixed income portion of the portfolio during the past year. On balance we have added value through modest duration adjustments, being longer than the Lehman Aggregate
Index benchmark during periods of falling interest rates, and shorter during rising interest rates. Currently the duration is 4.9 years; modestly longer than the Lehman Aggregate index duration of 4.6 years.
    The most significant structural change in the portfolio has been an emphasis on both commercial and residential mortgage-backed securities. These securities have performed much better than comparably rated corporate bonds due to generally improving real estate markets, changing rating agency underwriting guidelines, and strong investor demand. We expect to reduce exposure to this area over time if yield spreads continue to contract toward those of comparably rated corporates. Additionally, we continue to de-emphasize U.S. Treasury securities favoring instead corporate and mortgage backed bonds for their additional yield and price appreciation potential.
    It is a privilege to manage money on your behalf. You may be assured of our best efforts to bring you rewarding returns.
                                                         Sincerely,

                                        [Douglas D. Ramos Signature Logo]

                                                         Douglas D. Ramos
                                                         Portfolio Manager
September 17, 1997
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**    The Customized Blended Index is composed of the Standard & Poor's 500
Composite Stock Price Index, 50%, the Lehman Brothers Aggregate Bond Index, 40%, and the Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%. Reflects the reinvestment of income dividends and, where applicable, capital gain distributions.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS BALANCED FUND, INC.                                  AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BALANCED FUND, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND
A CUSTOMIZED BLENDED INDEX

Dollars
$24,336
Standard & Poor's 500
Composite Stock
Price Index*
$18,808
Dreyfus Balanced Fund
$18,358
Customized Blended
Index***
$13,768
Lehman Brothers
Aggregate Bond Index**
*  Source: Lipper Analytical Services, Inc.
** Source: Lehman Brothers
***Source: Lipper Analytical Services, Inc.,
   Lehman Brothers and Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
              One Year Ended                   From Inception (9/30/92)
             August 31, 1997                      to August 31, 1997
           -------------------                --------------------------
                  28.06%                                13.70%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Balanced Fund, Inc. on 9/30/92 (Inception Date) to a $10,000 investment made on that date in three different indexes: (1) the Customized Blended Index, (2) the Standard & Poor's 500 Composite Stock Price Index and (3) the Lehman Brothers Aggregate Bond Index, which are described below. All dividends and capital gain distributions are reinvested. Components of the Customized Blended Index are reallocated annually.
Dreyfus Balanced Fund seeks long-term capital growth and current income through investment in equity and debt securities. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Merrill Lynch 91-Day U.S. Treasury Bill Index is calculated using bills that mature closest to, but not beyond 91 days. The Indices do not take into account charges, fees and other expenses. The Customized Blended Index is composed of Standard & Poor's 500 Composite Stock Price Index, 50%, Lehman Brothers Aggregate Bond Index, 40% and Merrill Lynch 91-Day U.S. Treasury Bill Index, 10%. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                               AUGUST 31, 1997
                                                                                                 Principal
Bonds and Notes-39.0%                                                                                   Amount             Value
                                                                                                       -------           -------
          Banking-1.9%                Barnett Cap. Trust 2, Deb.,
                                          7.95%, 2026..........................                 $    2,500,000    $    2,493,750
                                      Norwest Asset Securities, Pass-Through Ctfs.:
                                          Ser. 1997-11, Cl. B1, 7%, 2027.......                      4,012,000         3,897,909
                                          Ser. 1997-11, Cl. B2, 7%, 2027.......                        350,000           336,547
                                                                                                                         -------
                                                                                                                       6,728,206
                                                                                                                         -------
Consumer Non-Durables-.6%             Philip Morris Cos., Notes,
                                           6.95%, 2006.........................                      2,000,000         2,026,552
                                                                                                                         -------
             Finance-8.9%             CS First Boston Mortgage Securities, Sub. Deb.,
                                          Ser. 1997-C1, Cl. E, 7.50%, 2011.....                      4,000,000 (a)     3,961,250
                                      Evans Withycombe Residential, Notes,
                                          7.50%, 2004..........................                      3,450,000         3,519,624
                                      First Union, Deb.,
                                          8.04%, 2026..........................                      2,000,000         2,008,598
                                      First Union-Lehman Brothers, Pass-Through Ctfs.,
                                      Ser. 1997-C1, Cl. C, 7.44%, 2007.....                          2,000,000         2,050,937
                                     Ford Motor Credit, Notes,
                                          7.20%, 2007..........................                      2,000,000         2,034,068
                                      Industrial Finance, Notes,
                                          7%, 2007.............................                      2,000,000 (a)     1,981,074
                                      Morgan Stanley Cap. I, Sub. Bonds,
                                          Ser. 1997-HF1, Cl. E, 7.55%, 2007....                      4,000,000 (a)     3,970,000
                                      Realty Income, Notes,
                                          7.75%, 2007..........................                      2,000,000         2,080,374
                                      Salomon Bothers Mortgage Securities VII, Deb.:
                                          Ser. 1997-TZH, Cl. C, 7.724%, 2022...                      5,000,000 (a)     5,134,355
                                          Ser. 1997-TZH, Cl. D, 7.902%, 2022...                      3,000,000 (a)     3,078,750
                                      Wharf International Finance, Deb.,
                                           7.625%, 2007.........................                     1,000,000 (a)     1,007,692
                                                                                                                         -------
                                                                                                                      30,826,722
                                                                                                                         -------
          Industrial-3.9%             Belo (A.H.), Sr. Notes,
                                          6.875%, 2002.........................                      3,000,000 (b)     3,024,570
                                      EES Coke Battery, Sr. Notes,
                                          7.125%, 2002.........................                      2,000,000 (a)     2,005,790
                                      PDV America, Sr. Notes,
                                          7.25%, 1998..........................                      3,000,000 (b)     3,019,803
                                      PTTEP International, Deb.,
                                          7.625%, 2006.........................                      2,500,000 (a)     2,478,125
                                      Tosco, Notes,
                                       7.25%, 2007..........................                         3,150,000         3,207,141
                                                                                                                         -------
                                                                                                                      13,735,429
                                                                                                                         -------
            Oil & Gas-.7%.            Halliburton, Notes,
                                          6.75%, 2007..........................                      2,500,000         2,519,985
                                                                                                                         -------
       Transportation-.9%             America West Airlines, Pass-Through Ctfs.,
                                          7.53%, 2004..........................                      3,000,000         3,015,000
                                                                                                                         -------

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1997
                                                                                                    Principal
Bonds and Notes (continued)                                                                             Amount             Value
                                                                                                       -------           -------
           Utilities-2.0%             Chilinger, Notes,
                                          6.50%, 2006..........................                 $    1,975,000    $    1,891,414
                                      Indiantown Cogeneration, L.P., First Mortgage,
                                          9.77%, 2020..........................                      2,500,000         2,933,672
                                      Wisconsin Bell, Deb.,
                                          6.35%, 2026..........................                      2,000,000         1,980,512
                                                                                                                         -------
                                                                                                                       6,805,598
                                                                                                                         -------
              Foreign-.3%             Sultan of Oman, Deb.,
                                          7.125%, 2002.........................                      1,000,000 (a)     1,002,250
                                                                                                                         -------
               Other-6.5%             Asset Securitization Corp.,
                                          Asset Backed Ctfs.,
                                          Ser. 1996-MD6, Cl. A7, 7.754%, 2026..                      4,500,000         4,661,719
                                      GMAC 1993-B Grantor Trust,
                                          Asset Backed Ctfs.,
                                          Cl. A, 4%, 1998......................                         22,485            22,486
                                      GMAC Commercial Mortgage Securities,
                                          Asset Backed Ctfs.,
                                          Ser. 1996-C1, Cl. E, 7.86%, 2006.....                      3,000,000         3,109,688
                                      GS Mortgage Securities Corp. II, Sub. Deb.,
                                          Ser. 1997-GL, Cl. G, 7.823%, 2030....                      6,000,000         6,046,875
                                      MMCA Auto Owner Trust,
                                          Asset Backed Ctfs.,
                                          Ser. 1995-1, Cl. A, 5.70%, 2000......                        861,334 (b)       861,774
                                      New York City Tax Lien,
                                          Collateralized Bonds:
                                          Ser. 1996-1, Cl. C, 7.11%, 2005                              626,917 (a)       619,669
                                          Ser. 1997-1, Cl. D, 5.712%, 2005                           2,473,099 (a)     2,476,191
                                      Residential Funding Mortgage Securities I,
                                          Pass-Through Ctfs.:
                                          Ser. 1996-S18, Cl. M3, 8%, 2026......                      2,443,874         2,458,385
                                          Ser. 1996-S22, Cl. M3, 8%, 2026......                      2,420,078         2,452,599
                                                                                                                         -------
                                                                                                                      22,709,386
                                                                                                                         -------
       U.S. Government &
          Agencies-13.3%              Federal Home Loan Mortgage Corp.,
                                          Real Estate Mortgage Investment Conduit,
                                          Ser. 1497, Cl. FF, 6.50%, 8/15/2021..                      1,650,000         1,610,895
                                      Federal National Mortgage Association,
                                          Real Estate Mortgage Investment Conduit:
                                          Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021                    4,805,749         4,916,883
                                          9%, 6/1/2026                                               2,665,774         2,833,211
                                      Government National Mortgage Association,
                                        Mortgage Backed Ctfs.:
                                          5.50%, 12/20/2026....................                      5,895,376         5,935,878
                                          5.50%, 7/20/2027.....................                      5,000,000 (c)     4,971,850
                                          7.50%, 4/15/2037.....................                      2,000,000 (c)     2,066,860

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1997
                                                                                                   Principal
Bonds and Notes (continued)                                                                             Amount             Value
                                                                                                       -------           -------
        U.S. Government &
     Agencies (continued)             U.S. Treasury Notes:
                                          7.875%, 11/15/2004...................                 $    2,825,000     $   3,072,187
                                          6.25%, 2/15/2007.....................                      7,000,000         6,931,094
                                          7%, 7/15/2026........................                     13,300,000        13,823,687
                                                                                                                         -------
                                                                                                                      46,162,545
                                                                                                                         -------
                                      TOTAL BONDS AND NOTES
                                       (cost $135,311,419).....................                                     $135,531,673
                                                                                                                         =======
      Common Stocks-59.7%                                                                                  Shares
                                                                                                           -------
   Consumer Durables-1.0%             Harman International.....................                         81,000      $  3,624,750
                                                                                                                          -------
Consumer Non-Durables-5.3%            Cott.....................................                        329,600         3,151,800
                                      Fruit of the Loom, Cl. A.................                         78,000         2,086,500
                                      Kimberly-Clark...........................                         74,900         3,553,069
                                      NIKE, Cl. B..............................                         58,000         3,095,750
                                      Philip Morris Cos........................                         69,000         3,010,125
                                      Warnaco Group, Cl. A.....................                        110,100         3,571,369
                                                                                                                         -------
                                                                                                                      18,468,613
                                                                                                                         -------
    Consumer Services-1.9%            Harcourt General                                                  68,000         3,234,250
                                      La Quinta Inns...........................                        152,000         3,192,000
                                                                                                                         -------
                                                                                                                       6,426,250
                                                                                                                         ------
Electronic Technology-8.7%            Adaptec..................................                         95,000 (d)     4,560,000
                                      Boeing...................................                         65,650         3,573,822
                                      EMC......................................                         87,900 (d)     4,510,369
                                      Harris...................................                         43,000         3,746,375
                                      Lockheed Martin..........................                         35,000         3,629,062
                                      Micron Technology........................                         75,000         3,342,188
                                      3Com.....................................                         63,000 (d)     3,146,062
                                      United Technologies......................                         46,000         3,590,875
                                                                                                                         -------
                                                                                                                      30,098,753
                                                                                                                         -------
     Energy Minerals-4.5%             Mobil....................................                         51,200         3,724,800
                                      Pennzoil.................................                         60,600         4,677,563
                                      Phillips Petroleum.......................                         69,000         3,281,812
                                      Tosco....................................                        113,400         3,749,288
                                                                                                                         -------
                                                                                                                      15,433,463
                                                                                                                         -------
             Finance-9.3%             Allstate.................................                         53,000         3,872,313
                                      BankAmerica..............................                         61,600         4,054,050
                                      Bankers Trust NY.........................                         39,000         4,046,250
                                      Chase Manhattan..........................                         34,500         3,835,969
                                      Chelsea GCA Realty.......................                         90,400         3,395,650

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             AUGUST 31, 1997
Common Stocks (continued)                                                                               Shares             Value
                                                                                                       -------           -------
      Finance (continued)             Equitable Cos............................                        115,000      $  5,002,500
                                      Equity Office Properties Trust...........                         44,700 (d)     1,304,681
                                      NationsBank..............................                         59,000         3,503,125
                                      Travelers Group..........................                         52,400         3,327,400
                                                                                                                         -------
                                                                                                                      32,341,938
                                                                                                                         -------
     Health Services-3.8%             Aetna....................................                         39,500         3,769,781
                                      Allegiance...............................                        133,000         4,172,875
                                      Beverly Enterprises......................                        100,000 (d)     1,631,250
                                      PacifiCare Health Systems, Cl. B.........                         53,200 (d)     3,637,550
                                                                                                                         -------
                                                                                                                      13,211,456
                                                                                                                         -------
   Health Technology-2.6%             Forest Labs..............................                         81,000 (d)     3,326,063
                                      Pharmacia & Upjohn.......................                         50,000         1,703,125
                                      Watson Pharmaceuticals...................                         75,000 (d)     3,942,187
                                                                                                                         -------
                                                                                                                       8,971,375
                                                                                                                         -------
  Industrial Services-1.1%            Cooper Cameron...........................                         61,000 (d)     3,957,375
                                                                                                                         -------
  Non-Energy Minerals-2.9%            Georgia-Pacific..........................                         40,000         3,650,000
                                      ISPAT International......................                         87,300 (d)     2,340,731
                                      Lone Star Industries.....................                         75,000         3,984,375
                                                                                                                         -------
                                                                                                                       9,975,106
                                                                                                                         -------
  Process Industries-4.7%             Ciba Specialty Chemicals.................                         13,800         1,189,974
                                      Goodrich (B.F.)..........................                         75,000         3,159,375
                                      Great Lakes Chemical.....................                         88,000         4,092,000
                                      Owens-Illinois...........................                        111,000 (d)     3,864,188
                                      Temple-Inland............................                         60,000         3,870,000
                                                                                                                         -------
                                                                                                                      16,175,537
                                                                                                                         -------
Producer Manufacturing-6.6%           AlliedSignal.............................                         54,000         4,458,375
                                      Caterpillar..............................                         66,000         3,832,125
                                      General Signal...........................                         64,800         2,810,700
                                      Ingersoll-Rand...........................                         65,500         3,938,187
                                      Raychem..................................                         46,300         4,308,794
                                      Xerox....................................                         48,700         3,676,850
                                                                                                                         -------
                                                                                                                      23,025,031
                                                                                                                         -------
        Retail Trade-3.8%             Dayton Hudson............................                         64,000         3,648,000
                                      Federated Department Stores..............                         48,200 (d)     2,024,400
                                      General Nutrition........................                        134,000 (d)     3,718,500
                                      Pier 1 Imports...........................                        190,500         3,238,500
                                      Polo Ralph Lauren, Cl. A.................                         22,900 (d)       601,125
                                                                                                                         -------
                                                                                                                      13,230,525
                                                                                                                         -------
      Transportation-1.2%             CNF Transportation                                               118,000         4,262,750
                                                                                                                         -------

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1997
Common Stocks (continued)                                                                               Shares             Value
                                                                                                       -------           -------
           Utilities-2.3%             Coastal..................................                         71,700     $   4,140,675
                                      El Paso Natural Gas......................                         62,700         3,526,875
                                      Houston Industries.......................                         20,042           405,850
                                                                                                                         -------
                                                                                                                       8,073,400
                                                                                                                         -------
                                      TOTAL COMMON STOCKS
                                       (cost $174,725,956).....................                                     $207,276,322
                                                                                                                         =======
Convertible Preferred Stocks-1.2%
         Energy Minerals;             Petroleo Brasileiro-Petrobras
                                       (cost $2,912,751).......................                         17,000     $   4,142,922
                                                                                                                         =======
                                                                                                      Principal
Short-Term Investments-.2%                                                                              Amount
                                                                                                        -------
     U.S. Treasury Bills:             5.57%, 9/18/1997
                                      (cost $573,591)..........................                    $   575,000 (e)   $   573,367
                                                                                                                         =======
TOTAL INVESTMENTS (cost $313,523,717)..........................................                          100.1%     $347,524,284
                                                                                                         ======      ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                          (.1%)     $   (264,980)
                                                                                                                     ===========
NET ASSETS.....................................................................                          100.0%     $347,259,304
                                                                                                         ======      ===========
Notes to Statement of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   August 31, 1997, these securities amounted to $27,715,146 or approximately
   8.0% of net assets.
    (b)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (c)  Purchased on a forward commitment basis.
    (d)  Non-income producing.
    (e)  Partially held by custodian in a segregated account as collateral for open Financial Future positions.
SEE NOTES TO FINANCIAL STATEMEN

DREYFUS BALANCED FUND, INC.
STATEMENT OF FINANCIAL FUTURES                                                                                    AUGUST 31, 1997
                                                                                                                    Unrealized
                                                                             Market Value                          Appreciation
                                                                               Covered                            (Depreciation)
Financial Futures Short:                                  Contracts           by Contracts          Expiration       at 8/31/97
-----------------------                                     ------              -------               -------          -------
5 Year U.S. Treasury Notes...................                 23            $(2,455,250)          September '97         $ 25,156
10 Year U.S. Treasury Notes..................                 60             (6,541,875)          September '97         (50,625)
                                                                                                                           -----
                                                                                                                       $(25,469)
                                                                                                                           =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                         AUGUST 31, 1997
                                                                                                       Cost             Value
                                                                                                     --------           --------
ASSETS:                          Investments in securities-See Statement of Investments             $313,523,717    $347,524,284
                                 Cash.......................................                                             390,284
                                 Receivable for investment securities sold..                                          13,202,920
                                 Interest and dividends receivable..........                                           1,654,402
                                 Net unrealized appreciation on forward
                                 currency exchange contracts-Note 4(a)......                                              51,044
                                 Receivable for shares of Common Stock subscribed                                         42,999
                                 Receivable for futures variation margin-Note 4(a)                                        18,594
                                 Prepaid expenses...........................                                              23,128
                                                                                                                        --------
                                                                                                                     362,907,655
                                                                                                                        --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           160,979
                                 Payable for investment securities purchased                                          13,169,031
                                 Payable for shares of Common Stock redeemed                                           2,243,120
                                 Accrued expenses...........................                                              75,221
                                                                                                                        --------
                                                                                                                      15,648,351
                                                                                                                        --------
NET ASSETS..................................................................                                        $347,259,304
                                                                                                                        ========
REPRESENTED BY:                  Paid-in capital............................                                        $279,485,729
                                 Accumulated undistributed investment income-net                                       1,902,160
                                 Accumulated net realized gain (loss) on investments                                  31,848,088
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments and foreign currency transactions
                                    [including ($25,469) net unrealized (depreciation)
                                    on financial futures]...................                                          34,023,327
                                                                                                                        --------
NET ASSETS..................................................................                                        $347,259,304
                                                                                                                        ========
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized).............                                          19,137,214
NET ASSET VALUE, offering and redemption price per share....................                                              $18.15
                                                                                                                           =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                        $  8,354,546
                                 Cash dividends (net of $25,877 foreign taxes
                                     withheld at source)....................                           2,829,287
                                                                                                         -------
                                       Total Income.........................                                         $11,183,833
EXPENSES:                        Management fee-Note 3(a)...................                           1,825,854
                                 Shareholder servicing costs-Note 3(b)......                             887,212
                                 Custodian fees-Note 3(b)...................                              48,748
                                 Professional fees..........................                              45,969
                                 Registration fees..........................                              42,921
                                 Directors' fees and expenses-Note 3(c).....                              28,796
                                 Prospectus and shareholders' reports.......                              25,253
                                 Loan commitment fees-Note 2................                               3,325
                                 Miscellaneous..............................                              16,226
                                                                                                         -------
                                       Total Expenses.......................                                           2,924,304
                                                                                                                         -------
INVESTMENT INCOME-NET.......................................................                                           8,259,529
                                                                                                                         -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                         $33,225,569
                                 Net realized gain (loss) on
                                     forward currency exchange contracts....                              49,375
                                 Net realized gain (loss) on financial
                                     futures:
                                     Long transactions......................                               2,550
                                     Short transactions.....................                              82,314
                                                                                                         -------
                                     Net Realized Gain (Loss)...............                                          33,359,808
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions [including ($25,469)
                                     net unrealized (depreciation) on financial
                                     futures]...............................                                          32,330,537
                                                                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          65,690,345
                                                                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $73,949,874
                                                                                                                         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended        Year Ended
                                                                                               August 31, 1997   August 31, 1996
                                                                                                 --------            ---------
OPERATIONS:
  Investment income-net.....................................................                   $     8,259,529     $   7,484,059
  Net realized gain (loss) on investments...................................                        33,359,808        10,594,753
  Net unrealized appreciation (depreciation) on investments.................                        32,330,537       (10,694,194)
                                                                                                      --------          --------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........                        73,949,874         7,384,618
                                                                                                      --------          --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................                        (7,851,890)       (7,065,294)
  Net realized gain on investments..........................................                       (11,090,177)       (9,035,826)
                                                                                                      --------          --------
    Total Dividends.........................................................                       (18,942,067)      (16,101,120)
                                                                                                      --------          --------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................                       114,567,348       212,974,684
  Dividends reinvested......................................................                        18,584,915        15,726,554
  Cost of shares redeemed...................................................                      (110,769,614)     (116,025,180)
                                                                                                      --------          --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.......                        22,382,649       112,676,058
                                                                                                      --------          --------
      Total Increase (Decrease) in Net Assets...............................                        77,390,456       103,959,556
NET ASSETS:
  Beginning of Period.......................................................                       269,868,848       165,909,292
                                                                                                      --------          --------
  End of Period.............................................................                     $ 347,259,304     $ 269,868,848
                                                                                                      ========          ========
Undistributed investment income-net.........................................                   $     1,902,160     $   1,494,521
                                                                                                      --------          --------
                                                                                                   Shares              Shares
                                                                                                  --------             --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................                         6,833,342        13,678,706
  Shares issued for dividends reinvested....................................                         1,161,022         1,029,914
  Shares redeemed...........................................................                        (6,696,371)       (7,500,481)
                                                                                                      --------          --------
    Net Increase (Decrease) in Shares Outstanding...........................                         1,297,993         7,208,139
                                                                                                      ========          ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended August 31,
                                                                          -------------------------------
PER SHARE DATA:                                                       1997        1996        1995        1994        1993(1)
                                                                      ----        ----        ----        ----         ----
    Net asset value, beginning of period.........                   $15.13       $15.61      $13.72      $13.28       $12.50
                                                                      ----        ----        ----        ----         ----
    Investment Operations:
    Investment income-net........................                      .45          .51         .54         .41          .39
    Net realized and unrealized gain (loss)
      on investments.............................                     3.65          .29        1.99         .59          .71
                                                                      ----        ----        ----        ----         ----
    Total from Investment Operations.............                     4.10          .80        2.53        1.00         1.10
                                                                      ----        ----        ----        ----         ----
    Distributions:
    Dividends from investment income-net.........                     (.44)        (.53)       (.51)       (.42)        (.32)
    Dividends from net realized gain on investments                   (.64)        (.75)       (.13)       (.14)         -
                                                                      ----        ----        ----        ----         ----
    Total Distributions..........................                    (1.08)       (1.28)       (.64)       (.56)        (.32)
                                                                      ----        ----        ----        ----         ----
    Net asset value, end of period...............                   $18.15       $15.13      $15.61      $13.72       $13.28
                                                                      ====        ====        ====        ====         ====
TOTAL INVESTMENT RETURN..........................                    28.06%        5.19%      19.03%       7.73%       8.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                     .96%         1.00%       1.04%        .69%        .23%(2)
    Ratio of net investment income
      to average net assets......................                    2.71%         3.37%       3.99%       3.26%       3.46%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       -            -          -          .41%        1.13%(2)
    Portfolio Turnover Rate......................                   235.56%      186.23%      72.42%      58.22%       46.42%(2)
    Average commission rate paid (3).............                   $.0587       $.0684         -          -           -
    Net Assets, end of period (000's Omitted)....                 $347,259    $ 269,869    $165,909     $82,848      $48,315
(1)  From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)  Not annualized.
(3)  For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On September 29, 1997, the Board of Directors declared a cash dividend of $.115 per share from undistributed investment income-net, payable on September 30, 1997 (ex-dividend date), to shareholders of record as of the close of business on September 29, 1997.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of this Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $760,773 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $73,624, during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $48,748 was paid to Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended August 31, 1997 amounted to $721,320,531 and $701,516,280, respectively.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at August 31, 1997:
                                                           Foreign
                                                           Currency                                        Unrealized
Forward Currency Exchange Contracts                        Amounts          Proceeds          Value        Appreciation
---------------------------------                          ------           --------          -------         -------
Sales:
------
    Swiss Francs, expiring 9/19/97...........             1,860,298        $1,302,000      $1,250,956          $51,044
                                                                                                               =======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 1997, and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments, financial futures and forward currency exchange contracts was $34,026,142, consisting of $38,211,198 gross unrealized appreciation and $4,185,056 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS BALANCED FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Balanced Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments and financial futures, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 6, 1997


DREYFUS BALANCED FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.630 per share as a long-term capital gain distribution of the $.731 per share paid on December 13, 1996.
    The Fund also designates 9.32% of the ordinary dividends paid during the fiscal year ended August 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


Registration Mark
[Dreyfus Lion "d" logo]
DREYFUS BALANCED FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            222AR978
Registration Mark
[Dreyfus Logo]
Balanced
Fund, Inc.
Annual Report
August 31, 1997